The Board of Directors
WILLIAM G. McGAGH* Chairman
RONALD J. ARNAULT+
JOHNE.BRYSON*
ANITA L. DEFRANTZ+
RICHARDC. GILMAN+
RONALD L. OLSON*
WILLIAM E. B. SIART*
LOUIS A. SIMPSON+

Officers
W. CURTIS LIVINGSTON
President
KENT S. ENGEL
Vice President
& Portfolio Manager
SCOTT F. GRANNIS
Vice President
ILENE S. HARKER
Vice President
S. KENNETH LEECH
Vice President
DONNA E. BARNES
Secretary
STEVEN T. SARUWATARI
Treasurer
MARIE K. KARPINSKI
Assistant Treasurer

References
INVESTMENT ADVISER
Western Asset Management Company
117 East Colorado Boulevard
Pasadena, California 91105

TRANSFER AGENT
Boston EquiServe
P.O. Box 8200
Boston, Massachusetts 02266-8200

*Member of Executive Committee
+Member of Audit Committee

    PACIFIC
    AMERICAN
     INCOME
  SHARES, INC.
  P.O. BOX 983
    PASADENA
CALIFORNIA 91105

               PACAM-SEMI-AR-7/98



                                    PACIFIC
                                    AMERICAN
                                     INCOME
                                  SHARES, INC.
                                  SEMI-ANNUAL
                                     REPORT
                                      1998

Dear Shareholders:

Market Review and Performance

     For most of the first half of this year, fixed-income markets were dominated by events overseas. Following a first-quarter remission, the Asian flu re-emerged, and the emerging markets quickly joined the list of victims. The U.S. launched a surprise bailout of the Japanese yen in an attempt to limit the spread of the disease. Global economic tensions rose as the yen fell, commodity prices fell, Asian economies plumbed the depths of recession, and emerging market debt spreads widened to near-default levels. In typical bad-news-is-good-news-fashion, global turmoil and deflating commodity prices helped U.S. bond yields fall to historic lows.

     Despite generally higher bond prices, the news from the Fund's perspective was somewhat mixed. On the positive side, the Fund was well positioned for declining interest rates, with its continued emphasis on longer maturities to lock in yields. However, since the major impact of the Asian/emerging market distress was to reinforce the outlook for slower economic growth, credit spreads in the corporate and emerging market sectors rose as the general level of interest rates fell. Although this limited price gains for the period (and even resulted in price declines for some securities), it does mean that Pacific American's (PAI) earning potential will be enhanced going forward. For example, distressed prices for emerging market debt gave us an opportunity to significantly increase exposure to that sector of the market during the period, thereby boosting the Fund's overall yield.

     After all the ups and downs, PAI's share price eased slightly, from $16.25 to $16.125, while its net asset value rose marginally, from $16.11 to $16.16, leaving the shares trading at a discount of just 0.2% to net asset value. The Fund generated a total return based on its net asset value of 4.04% for the first six months of the year. This compares reasonably well with the return of 4.42% for investment grade corporate debt, and the 3.97% total return for the broad investment grade bond market. According to Lipper Analytical Services, for the year ending June 30, 1998, PAI's return ranked fourth out of its universe of 16 competitive closed-end investment grade bond funds. Its long-term competitive record, as measured by Lipper, remains excellent: for periods ending June 30, 1998, PAI ranked first for the past five years, and first for the past ten years. As we anticipated in our last letter, dividends were paid at an annual rate of $1.18 per share for the period.

Economic Outlook and Portfolio Strategy

     After many years of tight money, the Fed has succeeded in sharply reducing the rate of inflation, but it has also set in motion two major and conflicting forces: tight labor markets and the rising wages that accompany them are clashing with zero pricing power to gradually squeeze corporate earnings. Low inflation has fueled investment-led growth and technology-led productivity gains, making labor scarce as it becomes more valuable. But a strong dollar and falling commodity prices place severe limits on the pricing power of most businesses. This conflict eventually will be resolved in the form of slower growth in corporate earnings, a moderation in the pace of hiring, and finally, a moderation in the pace of overall growth.

     Once the U.S. economy begins to slow appreciably, the door will open to Fed ease. This eventually will allow short-term rates to fall, but long-term rates are likely to lag (note: although it typically provides short-term relief, Fed easing eventually makes the bond market nervous), thus leading to a gradual steepening of the yield curve over time. In the interim, the Fed's resolute determination to fight even the hint of inflation will keep short rates on hold, thus leaving open the possibility of an inversion of the curve as long rates continue to track the downward trend of inflation.

     Not to be overlooked amidst all the fuss over Asia are the opportunities which are being created in the emerging market sector. Although a scenario in which ALL emerging market countries default seems highly unlikely, today's 600 basis point spread on emerging market debt implies a 30-40% probability that such a catastrophe will actually happen! That's a big silver lining behind the Asian cloud, since there are a number of emerging market countries that continue to enjoy attractive fundamentals in spite of the Asian turmoil.

     The bulk of the Fund's holdings remains concentrated in corporate securities chosen for their attractive yield and prospects for improving credit quality. In recent months we have taken advantage of the higher yields available in emerging market securities to establish a substantial, though well-diversified exposure to that sector, emphasizing sovereign issues of the major economies of Latin America and Southeast Asia. We feel that these securities offer very attractive risk-reward characteristics when compared to domestic securities of similar credit quality. We continue to maintain a moderate exposure to mortgage-backed securities, since their yields are still quite attractive relative to their excellent credit quality. As before, however, our emphasis is on discount coupons and commercial mortgages in order to minimize the risk of more rapid prepayments as interest rates decline.

Dividend Policy

     Our goal has always been to maintain as high an income level for PAI shareholders as possible. We anticipate maintaining an annual dividend distribution rate of $1.18 per share for the current quarter, but we will be carefully evaluating this policy in light of the ongoing decline in market yields. Despite our best efforts, dividend distributions and the need to reinvest cash flows at lower yields may gradually erode the Fund's earning potential in the future.

Annual Meeting of Stockholders

     At PAI's annual meeting of stockholders, held on April 17,1998, all four proposals were approved by the Company's shareholders. This includes the election of eight directors, the amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock to 20,000,000, the approval of a new investment sub-advisory agreement between the Adviser and Western Asset Global Management Limited, and the ratification of the selection of PricewaterhouseCoopers LLP as independent accountants.

     With the approval of these proposals, we believe PAI will be in a stronger position in its efforts to continually benefit the portfolio. We remain dedicated to delivering the highest level of value added for our shareholders, always cognizant of the need to balance near-term risk with the goal of maximizing yield over time. And, as always, we are pleased to answer any questions you may have.

     Sincerely,

/s/ W. Curtis Livingston
__________________________
W. Curtis Livingston
President

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------
The Company
--------------------------------------------------------------------------------

     Pacific American Income Shares, Inc. is a closed-end, diversified management investment company which seeks for its shareholders a high level of current income through investment in a diversified portfolio of debt securities. Substantially all of the net investment income is distributed to shareholders. A Dividend Reinvestment Plan is available to those shareholders of record desiring it. The shares are listed on the New York Stock Exchange where they are traded under the symbol PAI, and price quotations can be found in publications under the abbreviation PacAmShrs.

--------------------------------------------------------------------------------
Investment Policies
--------------------------------------------------------------------------------

     The Company's fundamental investment policies provide that its portfolio be invested as follows:

[ ] At least 75% in debt securities rated within the four highest grades, and in government securities, bank debt, commercial paper, cash or cash equivalents.

[ ] Up to 25% in other fixed income securities, convertible bonds, convertible preferred and preferred stock.

[ ] Not more than 25% in securities restricted as to resale.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan
--------------------------------------------------------------------------------

     A Dividend Reinvestment Plan is available to all shareholders of record of the Company. For participants in the Plan, cash dividends and other distributions are automatically reinvested in additional shares of the Company's stock. These shares are purchased on the open market.Interested shareholders may obtain more information by contacting the Dividend Reinvestment Agent,Boston EquiServ, P.O. Box 8200, Boston, MA02266-8200.

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------
Portfolio Diversification                                          June 30, 1998
--------------------------------------------------------------------------------


                                  BY INDUSTRY*
                               (At Market Value)

                              [GRAPH APPEARS HERE]

 4.5%     MORTGAGE-BACKED
 5.6%        ASSET-BACKED SECURITIES
 6.3%           U.S. GOVERNMENT & AGENCIES
 7.3%              FINANCIAL & LEASING
 8.4%                 UTILITIES--GAS  & ELECTRIC
20.5%  FOREIGN & INTERNATIONAL
20.6%  INDUSTRIALS & MISCELLANEOUS
22.7%  SHORT-TERM SECURITIES
23.7%  U.S. GOV'T MORTGAGE-BACKED
       0     5     10     15     20     25     30



                                   BY RATING*
                               (At Market Value)


                            [PIE CHART APPEARS HERE]



                               Not
                               Rated          6.4%

                               Short-Term
                               Securities    22.7%

                               B              5.7%

                               BB            14.1%

                               BBB           18.1%

                               A              9.7%

                               AA             2.0%

                               AAA           40.9%



                    *EXPRESSED AS A PERCENTAGE OF NET ASSETS

Pacific American Income Shares, Inc.

--------------------------------------------------------------------------------------------------
Schedule of Investments  June 30, 1998  (Unaudited)                        (Amounts in Thousands)
--------------------------------------------------------------------------------------------------
                                                                                         Market
                                                                               Par        Value
--------------------------------------------------------------------------------------------------
INVESTMENT SECURITIES -- 96.9%
FINANCIAL AND LEASING -- 7.3%
Commercial Mtg. Accep. Corp., 6.53%, due 6-15-07                             $ 3,100     $ 3,151
Commercial Mtg. Accep. Corp., 6.57%, due 12-15-30                                590         602
Dean Witter Discover, 6.75%, due 10-15-13                                      2,700       2,745
IBJ Preferred Cap Co. LLC, 8.79%, due 12-29-49                                 2,960       2,703(D)
J.P. Morgan Capital Trust II, 7.95%, due 2-1-27                                  150         162
SB Treasury Co. LLC, 9.40%, due 12-29-49                                       1,530       1,521(D)
Socgen Real Estate Co. LLC, 7.64%, due 12-29-49                                  150         151(D)
                                                                                        --------
                                                                                          11,035
                                                                                        --------
FOREIGN AND INTERNATIONAL -- 20.5%
Export Import Bank Korea, 6.38%, due 2-15-06                                     830         628
Geberit International SA, 10.13%, due 4-15-07                                  2,600       1,640(A)
Hydro Quebec, 8.05%, due 7-7-24                                                1,500       1,785
Petroleos Mexicanos, 8.85%, due 9-15-07                                        3,675       3,528(D)
Petroliam Nasional Berhad, 7.13%, due 10-18-06                                   410         351(D)
Petroliam Nasional Berhad, 7.75%, due 8-15-15                                  1,640       1,354(D)
Petroliam Nasional Berhad, 7.63%, due 10-15-26                                 2,000       1,547(D)
Republic of Argentina, 6.63%, due 3-31-05                                        447         396(E)
Republic of Argentina, 6.63%, due 3-31-05                                      3,705       3,266(E)
Republic of Brazil, 6.75%, due 1-1-01                                          3,871       3,677(E)
Republic of Brazil, 8%, due 4-15-14                                            5,581       4,105
Republic of Korea, 8.88%, due 4-15-08                                          4,300       3,903
Russian Ministry of Finance, 12.75%, due 6-24-28                               1,190       1,189(D)
Tata Electric Company, 8.50%, due 8-19-17                                      3,000       2,520(D)
United Mexican States, 11.5%, due 5-15-26                                        250         289
United Mexican States, 11.5%, due 5-15-26                                        550         636
Vnesheconombank, 6.63%, due 12-15-15                                             150          82(E)
                                                                                        --------
                                                                                          30,896
                                                                                        --------
INDUSTRIALS AND MISCELLANEOUS -- 20.6%
Auburn Hills Trust, 12%, due 5-1-20                                            2,094       3,453
Ford Motor Co., 7.70%, due 5-15-97                                             1,500       1,712
GMAC Zero Coupon Units, 0%, due 6-15-15                                        4,300       1,400(F)

Pacific American Income Shares, Inc.

--------------------------------------------------------------------------------------------------
Schedule of Investments  (Continued)                                        (Amounts in Thousands)
--------------------------------------------------------------------------------------------------
                                                                                         Market
                                                                               Par        Value
--------------------------------------------------------------------------------------------------
INDUSTRIALS AND MISCELLANEOUS --CONTINUED
Gulf States Utilities, 8.25%, due 4-1-04                                     $ 3,200     $ 3,442
Kmart Corp., 7.95%, due 2-1-23                                                 3,000       3,023
Keystone Owner Trust, 6.62%, due 11-25-08                                        817         818(D)
Loews Corporation, 7.63%, due 6-1-23                                           2,242       2,279
News America, Inc., 6.75%, due 1-9-38                                            930         930(D)
News America Holdings Incorporated, 8.88%, due 4-26-23                         2,635       3,139
Northrop Grumman Corp., 9.38%, due 10-15-24                                    2,000       2,448
Philip Morris, Inc., 7%, due 7-15-05                                             590         604
RJR Nabisco, Inc., 8.75%, due 8-15-05                                            400         417
Rogers Cable System, Ltd., 10%, due 3-15-05                                    1,000       1,110
TCI Communications Inc., 8.75%, due 8-1-15                                       440         530
Tele Communications, Inc., 9.25%, due 1-15-23                                    800         933
Time Warner, Inc., 9.15%, due 2-1-23                                           3,000       3,782
WorldCom Inc., 9.38%, due 1-15-04                                                958       1,006
                                                                                        --------
                                                                                          31,026
                                                                                        --------
U.S. GOV'T AGENCY MORTGAGE-BACKED SECURITIES -- 23.7%
Fannie Mae, 8%, due 4-25-06                                                    2,225       2,311
Fannie Mae, 10.50%, due 7-1-09                                                   166         181
Fannie Mae, 6.5%, due 12-1-12                                                  9,790       9,845(B)
Fannie Mae, 6%, due 12-1-27                                                    1,270       1,236(B)
Freddie Mac, 10.75%, due 7-1-00                                                   12          13
Freddie Mac, 10.25%, due 5-1-09                                                  240         260
Freddie Mac, 11.88%, due 6-15-13                                                 315         367
Gov't Nat'l Mortgage Assoc., 12.25%, due 3-20-14                                 173         195
Gov't Nat'l Mortgage Assoc., 9%, due 9-15-19                                     154         166
Gov't Nat'l Mortgage Assoc., 6.5%, due 1-1-28                                    700         699(B)
Gov't Nat'l Mortgage Assoc., 7%, due 1-1-28                                   20,140      20,461(B)
                                                                                        --------
                                                                                          35,734
                                                                                        --------
ASSET-BACKED SECURITIES -- 5.6%
American Residential Eagle, 5.75%, due 9-25-19                                 3,000       3,001
Sallie Mae, 5.74%, due 4-25-06                                                 5,515       5,515(E)
                                                                                        --------
                                                                                           8,516
                                                                                        --------

Pacific American Income Shares, Inc.

--------------------------------------------------------------------------------------------------
Schedule of Investments  (Continued)                                       (Amounts in Thousands)
--------------------------------------------------------------------------------------------------
                                                                                         Market
                                                                               Par        Value
--------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 4.5%
Asset Securitization Corp., 7.42%, due 4-14-27                               $ 2,400     $ 2,531
Glendale Federal Savings and Loan Assoc., 9.13%, due 1-25-08                     114         113
Nomura Asset Securities Corp., 7.12%, due 4-13-36                              1,170       1,236
Resolution Trust Corporation, 9.40%, due 5-25-24                               2,987       2,992
Resolution Trust Corporation, 8%, due 4-25-25                                     12          12
                                                                                        --------
                                                                                           6,884
                                                                                        --------
UTILITIES - GAS AND ELECTRIC -- 8.4%
First PV Funding Corporation, 10.15%, due 1-15-16                                677         721
Niagra Mohawk Power, 7.75%, due 5-15-06                                        1,500       1,605
Niagra Mohawk Power, 8.75%, due 4-1-22                                         2,500       2,750
PNPP II Funding Corp., 9.12%, due 5-30-16                                      2,459       2,852(D)
Sithe/Independence Funding Corporation, 9%, due 12-30-13                       4,000       4,693
                                                                                        --------
                                                                                          12,621
                                                                                        --------
U.S. GOVERNMENT AND AGENCIES -- 6.3%
Resolution Funding Corporation, 8.88%, due 4-15-30                             3,175       4,556
U.S. Treasury Notes, 5.88%, due 9-30-02                                        1,600       1,620
U.S. Treasury Notes, 5.75%, due 10-31-02                                         520         524
U.S. Treasury Notes, 5.75%, due 4-30-03                                          940         949
U.S. Treasury Notes, 3.38%, due 1-15-07                                          902         874(C)
U.S. Treasury Notes, 6.38%, due 8-15-27                                          875         961
                                                                                        --------
                                                                                           9,484
                                                                                        --------
Total Investment Securities                                                              146,196
                                                                                        --------

Pacific American Income Shares, Inc.

--------------------------------------------------------------------------------------------------
Schedule of Investments  (Continued)                                       (Amounts in Thousands)
--------------------------------------------------------------------------------------------------
                                                                                         Market
                                                                               Par        Value
--------------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES -- 22.7%
Repurchase Agreement -- 22.7%
J.P. Morgan Securities, Inc.
  5.70%, dated 6-30-98, to be repurchased at $34,223 on 7-1-98
  (Collateral: $33,685 Fannie Mae Medium-term Notes,
  6.55%, due 7-15-02, value $35,917)                                         $34,218    $ 34,218
                                                                                        --------
Total Short-term Securities                                                               34,218
                                                                                        --------
Total Investments-- 119.6%                                                               180,414

Other Assets Less Liabilities-- (19.6%)                                                  (29,595)
                                                                                        --------
Net Assets-- 100.0%                                                                     $150,819
                                                                                        ========
--------------------------------------------------------------------------------------------------

(A) Security is denominated and traded in German Deutschmarks.
(B) When-issued security -- Security issued on a delayed-delivery basis. Final settlement and maturity not yet determined.
(C) United States Treasury Inflation-Indexed Security--U.S. Treasury security whose principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
(D) Rule 144a security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers.
(E) Variable rate security--The rate shown is the rate as of June 30, 1998.
(F) Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.

    See notes to financial statements.

Pacific American Income Shares, Inc.

---------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities  June 30, 1998  (Unaudited)           (Amounts in Thousands)
---------------------------------------------------------------------------------------------------
ASSETS:
   Investment securities at market value (Cost $139,517)              $146,196
   Short-term securities                                                34,218
                                                                      --------
         Total investments                                                              $180,414
   Receivable for:
      Sales of investments                                               3,873
      Accrued interest                                                   1,865
                                                                      --------
                                                                                           5,738
   Other assets                                                                               14
                                                                                        --------
                                                                                         186,166
LIABILITIES:
   Payable for investments purchased                                    35,211
   Accrued expenses                                                        127
   Depreciation of forward currency contracts                                9
                                                                      --------
                                                                                          35,347
                                                                                        --------
NET ASSETS -- equivalent to $16.16 per share on
   9,336 shares of Common Stock outstanding                                             $150,819
                                                                                        ========

SUMMARY OF STOCKHOLDERS' EQUITY:
   Common Stock, par value $.01 per share:authorized
      20,000 shares; issued and outstanding 9,336
      shares                                                             $  93
   Additional paid in capital                                          141,753
   Overdistributions of net investment income                             (678)
   Undistributed net realized gain on investments                        2,981
   Unrealized appreciation of investments and forward
      currency contracts                                                 6,670
                                                                      --------
   Net assets applicable to outstanding Common Stock                                    $150,819
                                                                                        ========


--------------
See notes to financial statements.

Pacific American Income Shares, Inc.

---------------------------------------------------------------------------------------------------
Statement of Operations  June 30, 1998  (Unaudited)                       (Amounts in Thousands)
---------------------------------------------------------------------------------------------------
                                                                        For the Six Months
                                                                        Ended June 30, 1998
                                                                       ---------------------
INVESTMENT INCOME:
Income:
   Interest                                                                               $5,364

Expenses:
   Advisory fee                                                         $392
   Custodian fee                                                          39
   Directors' fees and expenses                                           34
   Transfer agent and shareholder servicing expense                       33
   Legal and auditing fees                                                18
   Printing, stationery, and reports to shareholders                      17
   Taxes, other than federal income taxes                                 17
   Registration fees                                                       5
   Other expenses                                                          1
   Less fees waived                                                      (12)
                                                                        ----
                                                                                             544
                                                                                          ------
         Net investment income                                                             4,820

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                                                        1,875
   Unrealized depreciation of investments                                                   (779)
                                                                                          ------
         Net realized and unrealized gain (loss) on investments                            1,096
                                                                                          ------
   Increase in net assets resulting from operations                                       $5,916
                                                                                          ======

--------------
See notes to financial statements.

Pacific American Income Shares, Inc.

---------------------------------------------------------------------------------------------------
Statement of Changes in Net Assets                                        (Amounts in Thousands)
---------------------------------------------------------------------------------------------------
                                                                For the Six           For the
                                                               Months Ended          Year Ended
                                                               June 30, 1998        Dec. 31, 1997
                                                              ---------------      ---------------
                                                                (Unaudited)
Operations:
   Net investment income                                           $ 4,820            $ 10,626
   Net realized gain on investments                                  1,875               4,002
   Increase (decrease) in unrealized appreciation of
      investments                                                     (779)              3,070
                                                                  --------            --------
   Change in net assets resulting from operations                    5,916              17,698
Distributions to shareholders from:
   Net investment income                                            (5,498)            (10,997)
   Net realized gain on investments                                    --               (3,541)
                                                                  --------            --------
                                                                    (5,498)            (14,538)
Common stock issued in payment of dividends                            262                  --
                                                                  --------            --------
      Total increase (decrease)                                        680               3,160
Net Assets:
   Beginning of period                                             150,139             146,979
                                                                  --------            --------
   End of period                                                  $150,819            $150,139
                                                                  ========            ========

--------------
See notes to financial statements.

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

     Contained below is per share operating performance data for a share of common stock outstanding throughout each year, total investment return, ratios to average net assets and other supplemental data.

                                          For the Six                For the Years Ended December 31,
                                         Months Ended     -----------------------------------------------------
                                         June 30, 1998      1997       1996       1995        1994       1993
                                        --------------    --------   --------   --------    --------   --------
                                          (Unaudited)
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of period        $16.11        $15.77      $16.27      $14.30      $16.25    $15.94
                                            ------        ------      ------      ------      ------    ------
  Net investment income                        .52          1.14        1.14        1.18        1.23      1.27
  NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS                      .12           .76        (.16)       1.99       (1.90)      .84
                                            ------        ------      ------      ------      ------    ------
Total from investment operations               .64          1.90         .98        3.17        (.67)     2.11
                                            ------        ------      ------      ------      ------    ------
Distributions paid from:
  Net investment income                       (.59)        (1.18)      (1.18)      (1.20)      (1.20)    (1.28)
  Net realized gain on investments             --           (.38)       (.30)         --        (.08)     (.52)
                                            ------        ------      ------      ------      ------    ------
Net asset value, end of period              $16.16        $16.11      $15.77      $16.27      $14.30    $16.25
                                            ======        ======      ======      ======      ======    ======
Market value per share, end of period       $16.125       $16.25      $14.375     $15.25      $13.125   $16.375
                                            =======       ======      =======     ======      =======   =======
TOTAL RETURN:
Based on market value per share                2.82%(B)    24.73%        4.16%     25.92%     (12.75%)    16.57%
RATIOS TO AVERAGE NET ASSETS:
Expenses                                        .73%(A)      .71%         .72%       .81%        .76%       .72%(C)
Net investment income                          6.45%(A)     7.11%        7.22%      7.62%       8.20%      7.71%
SUPPLEMENTAL DATA:
Portfolio turnover rate                         423%(A)      201%         326%       132%        116%       130%
Net assets at end of period
  (IN THOUSANDS)                            $150,819     $150,139     $146,979   $151,627    $133,239    $151,424

--------------
(A) Annualized
(B) Not annualized
(C) Exclusive of expenses relating to Convertible Notes which were converted in 1993.

    See notes to financial statements.

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements  (Unaudited)                (Amounts in Thousands)
--------------------------------------------------------------------------------

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     Pacific American Income Shares, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The significant accounting policies of the Company, which are in accordance with generally accepted accounting principles for investment companies, include the following:

         (a) Cash -- Cash includes demand deposits held with the Company's custodian and does not include short-term investments.

         (b) Investments -- Security transactions are recorded on the trade date. Investment securities owned at June 30, 1998 are reflected in the accompanying Schedule of Investments at their value on June 30, 1998. In valuing portfolio securities, securities listed or traded on a national securities exchange are valued at the last sales price on the last business day of the period. Each security traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, is generally valued at the mean of the bid and asked prices at the time of computation. Prices are obtained from at least two dealers regularly making a market in the security, unless such prices can be obtained from only a single market maker. The difference between cost and market value is reflected separately as unrealized appreciation of investments. Short-term securities are generally stated at cost plus interest earned, which approximates market value.

         The net realized gain or loss on investment transactions is determined for federal income tax and financial reporting purposes on the basis of identified cost. Purchases and sales of securities other than short-term and U.S. government securities for the six months ended June 30, 1998 aggregated $37,334 and $38,971, respectively. Purchases and sales of U.S. government securities were $273,006 and $274,350, respectively, for the six months ended June 30, 1998. As of June 30, 1998, unrealized appreciation for federal income tax and financial reporting purposes aggregated $6,679 of which $8,065 related to appreciated securities and $1,386 related to depreciated securities. The aggregate cost of investment securities owned for federal income tax purposes was $139,517 at June 30, 1998.

         (c) Recognition of income, expense and distributions to shareholders -- The Company accrues interest income and expenses on a daily basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

         (d) Federal income taxes -- No provision for federal income or excise taxes has been made in the accompanying financial statements because the Company intends to distribute to its shareholders substantially all of its taxable net income and realized capital gains, and otherwise comply with the Internal Revenue Code provisions applicable to regulated investment companies.

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements   (Continued)               (Amounts in Thousands)
--------------------------------------------------------------------------------

NOTE 2 -- INVESTMENT ADVISORY AGREEMENT AND AFFILIATED PERSONS

     The Company has entered into an investment advisory agreement with Western Asset Management Company ("Adviser"), which is a wholly owned subsidiary of Legg Mason, Inc., pursuant to which the Adviser provides investment advice and administrative services to the Company. In return for its advisory services, the Company pays the Adviser a monthly fee at an annual rate of 0.7% of the average monthly net assets of the Company up to $60,000 and 0.4% of such net assets in excess of $60,000. If expenses (including the Adviser's fee but excluding interest, taxes, brokerage fees, the expenses of any offering by the Company of its securities and extraordinary expenses beyond the control of the Company) borne by the Company in any fiscal year exceed 1.5% of average net assets up to $30,000 and 1% of average net assets over $30,000, the Adviser will reimburse the Company for any excess. No expense reimbursement is due for the six months ended June 30, 1998.

NOTE 3 -- SECURITIES LOANED

     At June 30, 1998, the market value of the securities on loan to broker-dealers was $10,015, for which the Company received collateral of $10,457 in cash. Such collateral is in the possession of the Company's custodian. As with other extensions of credit, the Company may bear the risk of delay in recovery or even loss of rights to the collateral should the borrower of the securities fail financially.

NOTE 4 -- FORWARD CURRENCY EXCHANGE CONTRACTS

     Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by the Company as an unrealized gain or loss. When the contract is closed or delivery is taken, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Company's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the Financial Statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Company could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Company if the counterparties do not complete the transaction.

     At June 30, 1998, open forward currency exchange contracts were as follows:


                                      Contract to
            Settlement     -----------------------------------   Unrealized
               Date             Receive           Deliver        Gain/(Loss)
          -------------------------------------------------------------------
             10/19/98        USD   3,947       DEM   7,100         $(15)
             10/19/98        DEM   4,500       USD   2,505            6
                                                                   ----
                                                                     (9)

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

NOTE 5 -- SHAREHOLDER MEETING RESULTS

The Fund's annual meeting of shareholders was held on April 17, 1998. Of the 9,319,423 shares outstanding, the following shares (in thousands) were voted at the meeting:

                                                                     For          Against       Abstain
                                                                   ------       ---------      ---------
Election of eight Directors:
Ronald J. Arnault, Jr.                                              8,056           --            126
John E. Bryson                                                      8,059           --            123
Anita L. DeFrantz                                                   8,035           --            147
Dr. Richard C. Gilman                                               8,038           --            144
William G. McGagh                                                   8,052           --            130
Ronald L. Olson                                                     8,058           --            124
William E.B. Siart                                                  8,058           --            124
Louis A. Simpson                                                    8,058           --            124

Approval of amendment to the Company's
Certificate of Incorporation to increase the number
of authorized shares of Common Stock:                               7,512           436           234

Approval of Investment Sub-Advisory
agreement between Western Asset Management
Company and Western Asset Global Management Limited:                7,603           237           342

Ratification of the selection of PricewaterhouseCoopers LLP
as independent accountants for the Company
for the year ending December 31, 1998:                              7,997            41           144

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